UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on June 26, 2025, MRC Global Inc., a Delaware corporation (“MRC Global” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DNOW Inc., a Delaware corporation (“DNOW”), Buck Merger Sub, Inc., a Delaware corporation and a wholly-owned, direct subsidiary of DNOW (“Merger Sub”), and Stag Merger Sub, LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of DNOW (“LLC Sub”). The Merger Agreement provides that, among other things and subject to the terms and conditions of the Merger Agreement, (1) Merger Sub will be merged with and into MRC Global (the “First Merger”), with MRC Global continuing as the surviving corporation in the First Merger (the time the First Merger becomes effective, the “Effective Time”) and (2) immediately following the First Merger, MRC Global will be merged with and into LLC Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with LLC Sub continuing as the surviving company at the effective time of the Second Merger as a wholly-owned, direct subsidiary of DNOW. The Mergers and the other transactions contemplated by the Merger Agreement are herein referred to as the “Transactions.”

As of November 3, 2025, the Company and DNOW have received all regulatory approvals required to complete the Transactions. The closing of the Transactions remains subject to the satisfaction or waiver of the customary closing conditions as set forth in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this Current Report, including, among other things, statements regarding the Transactions, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the Transactions, the anticipated impact of the Transactions on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the Transactions, the anticipated closing date for the Transactions and other aspects of MRC Global’s or DNOW’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, MRC Global or DNOW expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond MRC Global’s or DNOW’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: DNOW’s ability to successfully integrate MRC Global’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the Transactions may not be fully achieved in a timely manner, or at all; the risk that MRC Global or DNOW will be unable to retain and hire key personnel; the risk that the conditions to the Transactions are not satisfied on a timely basis or at all or the failure of the Transactions to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the occurrence of any event, change or other circumstance that could give rise to the termination of the Transactions; unanticipated difficulties, liabilities or expenditures relating to the Transactions; the effect of the announcement, pendency or completion of the Transactions on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the Transactions on the parties’ common stock prices and uncertainty as to the long-term value of MRC Global’s or DNOW’s common stock; risks that the Transactions disrupt current plans and operations of MRC Global or DNOW and their respective management teams and potential difficulties in hiring or retaining employees as a result of the Transactions; rating agency actions and MRC Global’s and DNOW’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products used in the operation of MRC Global’s or DNOW’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; MRC Global’s or DNOW’s ability to collect payments when due; MRC Global’s or DNOW’s ability to complete any dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or MRC Global’s or DNOW’s remaining businesses; business disruptions following any dispositions or acquisitions, including the diversion of management time and attention; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and natural gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to MRC Global’s or DNOW’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting MRC Global’s or DNOW’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The Registration Statement and joint proxy statement/prospectus that was filed with the SEC describes additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement and joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Registration Statement and joint proxy statement/prospectus, MRC Global’s and DNOW’s respective periodic reports and other filings with the SEC, including the risk factors contained therein. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither MRC Global nor DNOW undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2025

MRC GLOBAL INC.

By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer